Exhibit 10.28

CONFIDENTIAL TREATMENT REQUESTED

COOPERATION AGREEMENT

This AGREEMENT is entered into as of date of signature hereof by and between:

WuXI AppTec, Inc., having a mailing address of 4751 League Island Blvd., Philadelphia, PA 19112, USA (WUXI APPTEC) and,

REGENXBIO Inc., having a principal place of business at 9712 Medical Center Drive, Suite 100, Rockville, MD 20850 (REGENX).

Hereinafter individually referred to as “Party” and collectively as “Parties”.

WHEREAS, WUXI APPTEC is a service laboratory which offers contract testing, process development, and regulatory compliant manufacturing services for biopharmaceuticals, medical devices, cellular therapeutics, gene therapies, and tissue-based products; and

WHEREAS, REGENX is an organization that drives the development of NAV® gene therapies through its own development, manufacturing and commercialization of NAV gene therapy treatments for a number of diseases including lysosomal storage disorders and ocular diseases and the licensing of NAV Technology to ther companies,.

WHEREAS, WUXI APPTEC and REGENX intend to enter into a collaboration that will take advantage of the complementary strengths of both companies within the AAV gene therapy area; and

WHEREAS, the purpose of the intended collaboration is to offer REGENX-established NAV gene therapy programs, and REGENX licensees (collectively, Customers) at their choice, specialized contract services for the efficient progression of these gene therapy programs through the various stages of preclinical and clinical development and manufacturing to the benefit of both companies and Customers; and

WHEREAS, the Parties do not intend or wish to restrict or control in any way the decision of Customers to utilize either REGENX or WUXI APPTEC.

Now Therefore, the parties hereby agree as follows:

Article 1         Definitions

1.1	“Confidential Information” means (i) the terms of this Agreement and (ii) any and all information relating to the subject matter of this Agreement, including but not limited to know-how, technical information, research, marketing, strategic or other information that is disclosed in writing, visually, orally or in electronic medium by the Providing Party (as defined in Article 3) or its Affiliates to the Receiving Party (as defined in Article 3) or its Affiliates, whether prior to or after signature of this Agreement, in the course of the Parties’ evaluation, negotiation of or performance under this Agreement.

1.2	“Contract Services” shall mean (i) contract manufacturing services for NAV gene therapy products with or without cell line and/or process development and scale-up activities, and (ii) testing services including but not limited to cell bank characterization, virus characterization, lot release testing, toxicology and biodistribution studies, molecular biology studies, analytical characterization, and custom testing studies.

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Article 2         Object of the Agreement

2.1	Cooperative Partnership

Regulatory compliant manufacturing and testing services are required to enable the efficient advancement of REGENX-established NAV gene therapy programs, requiring the transfer ofspecific technical and process information to a contract development and manufacturing organization. Once transferred, efficiency is gained in the application of this information to subsequent products utilizing the REGENX technology for the development of REGENX products or those of REGENX licensees. Moreover, the ability to provide process development, manufacturing and testing facilities of adequate capacity and meeting compliance standards appropriate for supply of late stage clinical and commercial materials provides an incentive for adoption of the REGENX technology and can advance the programs of REGENX licensees.

WUXI APPTEC is currently providing specialized process development, testing and compliant manufacturing services for an array of biological and cellular therapy products and is expanding facilities and capabilities to provide services to support the clinical and commercial supply of gene therapy products. Establishing familiarity with the REGENX process and analytical technology, and receiving access to future technology enhancements may provide an advantage to WUXI APPTEC in providing commercial services for the programs of REGENX and its licensees.

REGENX and WUXI APPTEC acknowledge each other as cooperative partners with the goal of establishing WUXI APPTEC as the preferred process development, testing and manufacturing service provider for REGENX and REGENX licensees. Through this cooperative partnering relationship WUXI APPTEC will work with REGENX to establish standard processes applicable to the REGENX technology platform which may be applied for the development, testing and manufacture of REGENX products or those of REGENX licensees. In partnering, the parties intend to enhance the contract service business opportunities for WUXI APPTEC and to enhance the business opportunities of REGENX (1) in the efficient development of its gene therapy programs, (2) in the adoption of REGENX manufacturing technology, and (3) through the provision of a knowledgeable and compliant manufacturing and testing resource for its licensees.

2.2	Joint Steering Committee

REGENX and WUXI APPTEC will develop a Joint Steering Committee consisting of **** in order to discuss and address issues relating to the Cooperation Agreement. **** shall be selected by REGENX and **** shall be selected by WUXI APPTEC. The Joint Steering Committee shall meet **** or otherwise as agreed-to by the members, either in person or by phone.

2.3	Technology transfer and manufacturing resources

REGENX shall provide process development, analytical methods and information and training necessary for WUXI APPTEC to reasonably provide process development, testing and manufacturing services for the production of REGENX products. WUXI APPTEC will establish these services consistent with its manufacturing, testing and quality systems in order to provide regulatory compliant services to REGENX and REGENX licensees. For the avoidance of doubt, WUXI APPTEC shall provide services incorporating REGENX-provided information, methods and training only to REGENX and REGENX licensees.

2.4	Ongoing support and technology advancements

REGENX will provide reasonable direct support and the assistance of its technical, scientific staff and advisors if requested, to advise WUXI APPTEC on the effective application of the technology or to troubleshoot or resolve technical issues to the best of its abilities which may arise in the application of REGENX technology on behalf of WUXI APPTEC’s support of REGENX and its licensees. WUXI APPTEC and REGENX will work cooperatively to incorporate reasonable advancements in manufacturing processes, analytical testing or quality control paradigms which may provide for increased process efficiency, safety, quality or regulatory compliance.

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2.5	Access to process development, testing and manufacturing

WUXI APPTEC shall provide access to process development, testing and manufacturing resources for REGENX and REGENX licensee’s **** WUXI APPTEC will work with REGENX to provide preferred scheduling and performance of services supporting REGENX gene therapy programs and those of REGENX licensees. ****.

2.6	Recommendation and Use of WUXI APPTEC by REGENX for Contract Services

REGENX shall recommend WUXI APPTEC as its preferred provider of process development, testing and manufacturing services to Customers provided that WUXI APPTEC maintains acceptable quality standards and conformance with generally recognized industry standards. ****.

2.7	Ethical practices

The Parties agrees that they will not engage in any deceptive, misleading or unethical practices that are or might be detrimental to the other Party, any Customer or the general public.

2.8	Promotion of technology and services

WUXI APPTEC and REGENX shall jointly agree upon mechanisms to promote the availability of the specialized services relating to the REGENX technology, the potential advantages of the technology, and the availability of process development, testing and manufacturing services. The Parties agree that any promotional materials or reference to the other Parties’ services will be with the prior review and expressed written approval of the other Party. During the term of the Agreement, WUXI APPTEC will not enter into a similar Cooperation Agreement for manufacturing services with other companies developing technology platforms for AAV-mediated gene therapies. ****.

Article 3          Confidentiality

3.1	General

Parties undertake to hold in strict confidence all Confidential Information which has been or will be made available to either Party (hereinafter referred to as the “Receiving Party”) by the other Party (hereinafter referred to as the Providing Party”) and accordingly (i) not to disclose such Confidential Information to third parties without the prior written consent of the Providing Party, except to such **** to disclose such Confidential Information for the purpose of this Agreement, and (ii) not to use such Confidential Information for any purpose other than the cooperation and the performance of this Cooperation Agreement as agreed herein.

3.2	Special Disclosure

If Confidential Information is disclosed by a Party or its Affiliates other than in written or electronic form, then the Receiving Party’s obligations of confidentiality and non-use shall only apply if the Confidential Information is indicated upon disclosure as being confidential and is then summarized electronically or in writing and provided to the other Party within **** after initial disclosure.

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3.3	Permitted Disclosure

Before any Confidential Information is passed on to **** or to third parties after written consent of the Providing Party in accordance with Article 3.1, the Receiving Party undertakes to impose all obligations on said **** or third parties as imposed on Receiving Party under this Agreement.

3.4	Exceptions

The obligations contained in this Article 3 shall not apply to such Confidential Information which (i) is in the possession of the Receiving Party prior to disclosure or which becomes known to the

Receiving Party without having been furnished, directly or indirectly, by the Providing Party or any of its Affiliated Companies, or (ii) was public knowledge at the time of disclosure or which becomes public knowledge after disclosure in circumstances which are not the fault or negligence of the Receiving Party, or (iii) can be shown by written documentation to have been made known to a Party or its Affiliates from another source free from any obligation of confidentiality, or (iv) was not obtained either directly or indirectly from the other Party or its Affiliates.

3.5	Disclosure of Confidential Information

In the event that a Party is required by law, regulation, rule, act or order of any governmental authority or agency to disclose Confidential Information of the other Party, it shall be entitled to do so provided that it shall first notify the other Party forthwith of any such required disclosure and limit such disclosure as far as is possible under applicable law. Such disclosure shall, however, not relieve either Party of its other obligations contained herein.

3.6	Return of Confidential Information

The Receiving Party shall upon expiry or termination of this Agreement return to the Providing Party all Confidential Information and shall not retain any copies thereof, except for one copy, which might be retained by either party for documentation purposes.

3.7	Term of Confidentiality

This Article 3 shall remain in force during the period of this Agreement and for a further period of **** after the termination or expiration thereof.

Article 4         Public Disclosure

Except to the extent allowed under Article 2 or required by law, neither Party will make any public announcement, statement or communication with respect to the existence and/or activities under this Cooperation Agreement without the prior written consent of the other Party.

Article 5         No financial obligation

Neither Party shall owe any payment to the other Party due to activities undertaken under this Cooperation Agreement. ****.

Article 6         Term and Termination

6.1	Term

This Agreement shall enter into force on the date of signature hereof by both Parties and shall continue until and unless terminated in accordance with this Agreement.

6.2	Termination

Either Party may terminate this Agreement:

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a) if the other commits a material breach of the Agreement which in the case of a breach capable of remedy is not remedied to the reasonable satisfaction of the non-breaching Party within **** of the receipt by the other of written notice identifying the breach and requiring its remedy; or

b) if the other party files a petition of any type as to its bankruptcy, is declared bankrupt, becomes insolvent, makes an assignment for the benefit of creditors, goes into liquidation or receivership, otherwise loses legal control of its business or ceases to carry on its business.

6.3	Elective Termination

Either party shall be entitled to terminate this Agreement at any time by giving **** written notice.

Article 7         General Provisions

7.1	Force Majeure

Neither Party shall be liable for delay or failure to perform hereunder due to any contingency beyond its control, including, but not limited to acts of God, fires, floods, wars, civil wars or sabotage, provided, such Party promptly gives to the other Party hereto written notice claiming force majeure and uses its best efforts to eliminate the effect of such force majeure, insofar as is possible and with all reasonable dispatch. If the period of delay or failure with respect to either Party should extend for **** or more, consecutively or cumulatively, in any one-year period commencing on the effective date of this Agreement, as provided above, then either Party shall in its discretion have the right to terminate this Agreement forthwith upon written notice at any time after expiration of said **** period.

7.2	No Waiver

No failure or delay on the part of either WUXI APPTEC or REGENX to exercise or enforce any rights conferred on it by the Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter.

7.3	Independent Contractor

In the performance of this Agreement each Party shall be an independent contractor, and therefore, no Party shall be entitled to any benefits applicable to any employee of the other Party. No Party is authorized to act as an agent for the other Party for any purpose, and no Party shall enter into any contract, warranty or representation as to any matter on behalf of the other Party. In all cases unless otherwise modified by written agreement of both Parties this Agreement is not creating or inferring a Joint Venture or a legal Partnership between WUXI APPTEC and REGENX.

7.4	Written Form

No amendments, changes, modifications or alterations of the terms and conditions of this Cooperation Agreement shall be binding upon either Party, unless in writing and signed by both Parties. This applies also to the amendment, change etc. of the requirement of written form under this Section.

7.5	Entire Understanding

This Agreement contains the entire understanding between the Parties and supersedes any and all prior agreements, understandings and arrangements, whether written or oral between the Parties.

7.6	Severability

The illegality or invalidity of any provision (or any part thereof) of this Cooperation Agreement shall not affect the legality, validity or enforceability of the remainder of its provisions or the other parts of such provision as the case may be.

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Article 8         Mediation, Arbitration, and Governing Law

8.1	Applicable Law

This Cooperation Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania without regard to the doctrine of conflict of laws.

8.2	Mediation

In the event of any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, each party shall by written notice to the other have the right to have such dispute referred to the senior management of WUXI APPTEC and REGENX for attempted resolution by good faith negotiations within **** after such notice is received. If such senior management are unable to resolve such dispute within such **** **** period, either party may invoke the provisions of Section 8.3. Any settlement reached by the parties under this Section 8.2 shall not be binding until reduced to writing and signed by the above-specified management of WUXI APPTEC and REGENX. When reduced to writing, such agreement shall supersede all other agreements, written or oral, to the extent such agreements specifically pertain to the matters so settled.

8.3	Arbitration

In the event of the failure to reach a resolution pursuant to Section 8.2, any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by binding arbitration in accordance with the complex rules of the Commercial Arbitration Rules of the American Arbitration Association in effect on the date of this Agreement by a single arbitrator who shall be experienced in the Biopharmaceutical industry and who shall be appointed in accordance with such rules. The place of arbitration shall be Philadelphia, Pennsylvania, and the parties shall **** filing fees, arbitrator fees or other costs of such proceedings, **** attorney’s fees, and other out-of-pocket arbitration expenses, unless the arbitrator decides otherwise.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date of the last signature below.

WuXi AppTec Inc.		REGENXBIO Inc.

By:	/s/ W. Alan Moore	By:	/s/ Kenneth Mills
Name :	W. Alan Moore	Name:	Kenneth Mills
Title:	Vice President, Cell Manufacturing	Title:	President & CEO
Date:	May 28, 2015	Date:	May 27, 2015

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